Sterling Capital Diverse Multi Manager Active ETF

DEIF
a series of Northern Lights Fund Trust IV

Supplement dated July 7, 2022

To the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") of

Sterling Capital Diverse Multi-Manager Active ETF (the "Fund") dated December 7, 2021

Effective July 1, 2022, Rajiv Jain, James Anders, Brian Kersmanc, and Sudarshan Murthy serve as Portfolio Managers of the model portfolio of GQG Partners LLC ("GQG"). Mr. Anders previously served as a Deputy Portfolio Manager to GQG's model portfolio. Mr. Jain's role as Portfolio Manager remains unchanged.

The following replaces the second sentence of the second paragraph on page 5 of the Prospectus:

Rajiv Jain, James Anders, Brian Kersmanc, and Sudarshan Murthy of GQG serve as the portfolio managers of GQG's model portfolio.

The following paragraphs replace the fifth paragraph on page 12 of the Prospectus under the heading "Sub-Adviser Model Managers":

James Anders, CFA®, Senior Investment Analyst at GQG, has served as a portfolio manager of the Fund since July 2022, and, before that, served as a deputy portfolio manager since 2020Prior to joining GQG in 2017, James was a Senior Vice President and research analyst at Mercator Asset Management, where his regional research responsibilities included Benelux and Latin America. From 2008 to 2013, James served as a research analyst at Consilium Investment Management. From 2002 to 2008, he served as a Senior Analyst with SGS Asset Management. James began his investment career in 1993, serving in a variety of investment roles with several boutique investment firms. James earned his MBA at Columbia Business School and his BA in Economics from Hamilton College.

Brian Kersmanc, Senior Investment Analyst at GQG, has served as a portfolio manager of the Fund since July 2022. Prior to joining GQG in 2016, Brian spent six years at Jennison Associates, where he serves most recently as an analyst on the Small/Midcap Equity Research team, focusing on a wide array of sectors from real estate equities including building products manufacturers, title insurers, and homebuilders to industrials competing in the aerospace and automotive end markets. Prior to Jennison Associates, Brian began his career at Brown Brothers Harriman in 2008. Brian earned His MBA at Rutgers University and his BA in Economics from the University of Connecticut.

Sudarshan Murthy, CFA®, Senior Investment Analyst at GQG, has served as a portfolio manager of the Fund since July 2022. Prior to joining GQG in 2016, Sudarshan was a generalist analyst in Asian equities at Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011. Sudarshan earned an MBA from The Wharton School of Business at the University of Pennsylvania, where he graduated as a Palmer Scholar (top 5% of the graduating class). He also received a post-graduate diploma in management from the Indian Institute of Management, Calcutta and a Bachelor of Engineering from the National Institute of Technology, Surathkai, in India.

The following disclosure replaces the third sentence under the heading "PORTFOLIO MANAGERS" on page 21 of the SAI:

Rajiv Jain, James Anders, Brian Kersmanc and Sudarshan Murthy of GQG serve as the portfolio managers of GQG's model portfolio.

The following disclosure is added to the tables on pages 21-22 of the SAI:

Brian Kersmanc (as of May 31, 2022)

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$47	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Sudarshan Murthy (as of May 31, 2022)

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following replaces the fourth paragraph on page 24 under the heading Compensation in the SAI:

Each portfolio manager for GQG's model portfolio receives a fixed salary, retirement benefits, investment management services from GQG, and, in the case of Messrs. Anders, Kersmanc and Murthy, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager's performance and the GQG's overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of a proprietary mutual fund advised by GQG, calculated gross of management fees but net of other operating expenses. No portfolio manager's compensation is directly based on the value of assets in a Fund's portfolio. In addition, from time-to-time, employees of GQG, including Messrs. Anders, Kersmanc and Murthy, may receive an award of restricted stock units in GQG's parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

The following information is added to the table under the heading Ownership of Securities on page 24 of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Sterling Diverse Multi-Manager Active ETF[1]
Brian Kersmanc	$0
Sudarshan Murthy	$0

[1]	as of June 6, 2022

You should read this Supplement in conjunction with the Fund's Prospectus and SAI dated December 7, 2021 which provide information that you should know about the Fund before investing. The Fund's Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.sterlingcapital.com/etf or by calling 1-888-637-7798.